EXHIBIT 10.3

FOURTH OMNIBUS AMENDMENT

THIS FOURTH OMNIBUS AMENDMENT, dated as of May 31, 2018 (the “Amendment”) is entered into among Jarden Receivables, LLC (“Jarden Receivables”), the Originators party hereto (the “Originators”), NEWELL BRANDS INC., as Servicer (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as a Managing Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Lender (the “Issuing Lender”) and each Managing Agent party hereto.

W I T N E S S E T H :

WHEREAS, Jarden Receivables, as Borrower, the Servicer, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto as Committed Lenders, the financial institutions from time to time party thereto as Managing Agents, the Issuing Lender, the Administrative Agent, and PNC Capital Markets, as Structuring Agent, have entered into that certain Loan and Servicing Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Jarden Receivables, as Buyer, and the Originators from time to time party thereto have entered into that certain Receivables Contribution and Sale Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”);

WHEREAS, subject to the terms and conditions set forth herein, the parties hereto have agreed to amend certain provisions of the Loan Agreement and the Sale Agreement as described below; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.    Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Loan Agreement, and if not defined therein, in the Sale Agreement.

Section 2.    Amendments to the Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement shall be and hereby is amended as follows:

(a)    Section 1.01 of the Loan Agreement is amended to insert the following new definitions in appropriate alphabetical order:

“Goody Business” means the design, manufacturing, marketing and sale of hair accessories and hairstyling and heat styling tools as such business is conducted by Goody Products, Inc.

“Goody Business Sale” means the sale by the Business Sellers to unrelated third parties of the Goody Business through the sale, assignment, transfer and delivery by the Business Sellers of their respective rights, titles and interests in and to the assets, properties, rights, contracts and claims that relate to, are used by or are held for use in connection with, the Goody Business.

“Material Debt Agreement” means any agreement under which any Indebtedness aggregating $125,000,000 or more is outstanding or which provides for the incurrence of Indebtedness of $125,000,000 or more.”

“Miken Business” means the business of designing, manufacturing, marketing, selling and distributing sporting goods, products and accessories, including (a) gloves, balls, bats, helmets, apparel, bags and protective gear for diamond sports, and (b) other products, such as basketballs, footballs, uniforms, chairs, shelters, coolers and collectibles, through licensing arrangements or otherwise, as such business is conducted by Miken Sports, LLC.

“Miken Business Sale” means the sale by the Business Sellers to unrelated third parties of the Miken Business through the sale, assignment, transfer and delivery by the Business Sellers of their respective rights, titles and interests in and to the assets, properties, rights, contracts and claims that relate to, are used by or are held for use in connection with, the Miken Business.

“Rawlings Business” means the business of designing, manufacturing, marketing, selling and distributing sporting goods, products and accessories, including (a) gloves, balls, bats, helmets, apparel, bags and protective gear for diamond sports, and (b) other products, such as basketballs, footballs, uniforms, chairs, shelters, coolers and collectibles, through licensing arrangements or otherwise, as such business is conducted by Rawlings Sporting Goods Company, Inc.

“Rawlings Business Sale” means the sale by the Business Sellers to unrelated third parties of the Rawlings Business through the sale, assignment, transfer and delivery by the Business Sellers of their respective rights, titles and interests in and to the assets, properties, rights, contracts and claims that relate to, are used by or are held for use in connection with, the Rawlings Business.

(b)    Clause (ii) of the definition of “Change of Control” in Section 1.01 of the Loan Agreement is amended and restated to read as follows:

“(ii) any “Change in Control” or other terms of similar meaning occurs with respect to Newell under any Material Debt Agreement to which it is a party if the effect of such occurrence is to cause, or (with the giving of notice or lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, either alone or together with the occurrence of one or more additional events, such Indebtedness to become due prior to its stated maturity or to permit the termination of the commitment to lend pursuant to any such instrument or agreement, or to cause Newell to make an offer to such holder or holders to prepay, repurchase or redeem such Indebtedness prior to its stated maturity; or”

(c)    The last sentence of Section 4.01(l) of the Loan Agreement is amended and restated to read as follows:

Except for (i) amounts owing to Newell Puerto Rico, Ltd. (which shall be electronically swept or otherwise transferred out of such Deposit Account within one (1) Business Day of being identified as such in accordance with Section 5.01(j)), (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which collections of accounts receivable relating to the Lehigh Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, collections of accounts receivable relating to the Lehigh Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, collections of accounts receivable relating to the Decor Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within ten (10) Business Days of being deposited therein), (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, collections of accounts receivable relating to the Tool Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (v) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which collections of accounts receivable relating to the Winter Sports Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Winter Sports Business Sale, collections of accounts receivable relating to the Winter Sports Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which Newell is required to transfer collections of accounts receivable relating to the Winter Sports Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (vi) for a period not to exceed twelve (12) months after the consummation of the Hearthmark Business Sale, collections of accounts receivable relating to the Hearthmark Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (vii) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, collections of accounts receivable relating to the Triathlon Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (viii) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (ix) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Goody Business by which collections of accounts receivable relating to the Goody Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Goody Business Sale, collections of accounts receivable relating to the Goody Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Goody Business by which Newell is required to transfer collections of accounts receivable relating to the Goody Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (x) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Rawlings Business by which collections of accounts receivable relating to the Rawlings Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Rawlings Business Sale, collections of accounts receivable relating to the Rawlings Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Rawlings Business by which Newell is required to transfer collections of accounts receivable relating to the Rawlings Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (xi) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Miken Business by which collections of accounts receivable relating to the Miken Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Miken Business Sale, collections of accounts receivable relating to the Miken Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Miken Business by which Newell is required to transfer collections of accounts receivable relating to the Miken Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), and (xii) amounts deposited in the Collection Account in error, so long as the Servicer withdraws such amounts as contemplated in Section 6.06, no funds other than the proceeds of Receivables are deposited to any Deposit Account.

(d)    Clause (2) of the second sentence of Section 5.01(j) of the Loan Agreement is amended and restated to read as follows:

(2) all amounts deposited into any Deposit Account to be identified as either Collections or non-Collections and all non-Collections, if any, to be identified (i) in the case of amounts owing to Newell Puerto Rico, Ltd., within four (4) days of being deposited therein, (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which collections of accounts receivable relating to the Lehigh Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, in the case of collections of accounts receivable relating to the Lehigh Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (v) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which collections of accounts receivable relating to the Winter Sports Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Winter Sports Business Sale, in the case of collections of accounts receivable relating to the Winter Sports Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which Newell is required to transfer collections of accounts receivable relating to the Winter Sports Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (vi) for a period not to exceed twelve (12) months after the consummation of the Hearthmark Business Sale, in the case of collections of accounts receivable relating to the Hearthmark Business, within five (5) Business Days of being deposited therein, (vii) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, in the case of collections of accounts receivable relating to the Triathlon Business, within five (5) Business Days of being deposited therein, (viii) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, in the case of collections of accounts receivable relating to the Consumer Storage Business, within five (5) Business Days of being deposited therein, (ix) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Goody Business by which collections of accounts receivable relating to the Goody Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Goody Business Sale, in the case of collections of accounts receivable relating to the Goody Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Goody Business by which Newell is required to transfer collections of accounts receivable relating to the Goody Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (x) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Rawlings Business by which collections of accounts receivable relating to the Rawlings Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Rawlings Business Sale, in the case of collections of accounts receivable relating to the Rawlings Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Rawlings Business by which Newell is required to transfer collections of accounts receivable relating to the Rawlings Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (xi) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Miken Business by which collections of accounts receivable relating to the Miken Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Miken Business Sale, in the case of collections of accounts receivable relating to the Miken Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Miken Business by which Newell is required to transfer collections of accounts receivable relating to the Miken Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, and (xii) in the case of all other amounts, within one (1) Business Day of being deposited therein.

(e)    Subsection (o) of Section 5.01 of the Loan Agreement is amended and restated to read as follows:

(o) Additional Undertaking. Promptly after becoming available, the Servicer shall deliver to the Administrative Agent the final version of any “transfer and servicing agreement” relating to the Goody Business Sale, the Miken Business Sale and the Rawlings Business Sale.

(f)    Subsection (h) of Section 5.02 of the Loan Agreement is amended and restated to read as follows:

(h) Collections. No Borrower Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Deposit Account cash or cash proceeds other than Collections and (i) amounts owing to Newell Puerto Rico, Ltd. in an amount not to exceed $2,000,000 in the aggregate in any calendar month, (ii) in each case, for a period not to exceed twenty-five (25) months (or, in the case of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale and the Rawlings Business Sale, for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of such business by which collections of accounts receivable relating to such business shall no longer be deposited therein and (y) twenty-five (25) months) after consummation of the Lehigh Business Sale, the Decor Business Sale, the Tool Business Sale, the Winter Sports Business Sale, the Goody Business Sale, the Miken Business Sale or the Rawlings Business Sale, as applicable, collections of accounts receivable relating to the Lehigh Business, the Decor Business, the Tool Business, the Winter Sports Business, the Goody Business Sale, the Miken Business Sale or the Rawlings Business Sale, respectively, (iii) in each case, for a period not to exceed twelve (12) months after consummation of the Hearthmark Business Sale or the Triathlon Business Sale, as applicable, collections of accounts receivable relating to the Hearthmark Business and the Triathlon Business, respectively, (iv) for a period not to exceed eighteen (18) months after consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business and (v) amounts deposited in the Collection Account in error, in each case, so long as the Servicer withdraws such amounts as contemplated in Section 6.06. Except as provided in Section 5.01(j) hereof or as may be required by the Administrative Agent pursuant to the last sentence of Section 6.02(b), no Borrower Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections or proceeds thereof to any lock-box account or to any other account not covered by a Blocked Account Agreement.

(g)    The first sentence of Section 6.06 of the Loan Agreement is amended and restated to read as follows:

In the case of any remittances received in any Lock-Box or Deposit Account that shall have been identified to the satisfaction of, or determined by, the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall, as applicable, remit such items to the Person identified to, or determined by, it as being the owner of such remittances (i) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which collections of accounts receivable relating to the Lehigh Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, in the case of collections of accounts receivable relating to the Lehigh Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business out of such Lock-Box or Deposit Account and (y) ten (10) Business Days of being deposited therein, (ii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (iv) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which collections of accounts receivable relating to the Winter Sports Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Winter Sports Business Sale, in the case of collections of accounts receivable relating to the Winter Sports Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which Newell is required to transfer collections of accounts receivable relating to the Winter Sports Business out of such Lock-Box or Deposit Account and (y) ten (10) Business Days of being deposited therein, (v) for a period not to exceed twelve (12) months after the consummation of the Hearthmark Business Sale, in the case of collections of accounts receivable relating to the Hearthmark Business, within five (5) Business Days of being deposited therein, (vi) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, in the case of collections of accounts receivable relating to the Triathlon Business, within five (5) Business Days of being deposited therein, (vii) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, in the case of collections of accounts receivable relating to the Consumer Storage Business, within five (5) Business Days of being deposited therein, (viii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Goody Business by which collections of accounts receivable relating to the Goody Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Goody Business Sale, in the case of collections of accounts receivable relating to the Goody Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Goody Business by which Newell is required to transfer collections of accounts receivable relating to the Goody Business out of such Lock-Box or Deposit Account and (y) ten (10) Business Days of being deposited therein, (ix) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Rawlings Business by which collections of accounts receivable relating to the Rawlings Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Rawlings Business Sale, in the case of collections of accounts receivable relating to the Rawlings Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Rawlings Business by which Newell is required to transfer collections of accounts receivable relating to the Rawlings Business out of such Lock-Box or Deposit Account and (y) ten (10) Business Days of being deposited therein, (x) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Miken Business by which collections of accounts receivable relating to the Miken Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Miken Business Sale, in the case of collections of accounts receivable relating to the Miken Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Miken Business by which Newell is required to transfer collections of accounts receivable relating to the Miken Business out of such Lock-Box or Deposit Account and (y) ten (10) Business Days of being deposited therein, and (xi) in the case of all other amounts, within one (1) Business Day after such identification or determination.

(h)    Exhibit III to the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit III hereto.

Section 3.    Amendments to the Sale Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Sale Agreement shall be and hereby is amended as follows:

(a)    The last sentence of Section 2.1(l) of the Sale Agreement is amended and restated to read as follows:

Except for (i) amounts owing to Newell Puerto Rico, Ltd. (which shall be electronically swept or otherwise transferred out of such Deposit Account within four (4) Business Days of being identified as such in accordance with Section 4.1(i)), (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which collections of accounts receivable relating to the Lehigh Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, collections of accounts receivable relating to the Lehigh Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, collections of accounts receivable relating to the Decor Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within ten (10) Business Days of being deposited therein), (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, collections of accounts receivable relating to the Tool Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (v) for a period not to exceed (x) the earliest of the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which collections of accounts receivable relating to the Winter Sports Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Winter Sports Business Sale, collections of accounts receivable relating to the Winter

Sports Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which Newell is required to transfer collections of accounts receivable relating to the Winter Sports Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (vi) for a period not to exceed twelve (12) months after the consummation of the Hearthmark Business Sale, collections of accounts receivable relating to the Hearthmark Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (vii) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, collections of accounts receivable relating to the Triathlon Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (viii) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (ix) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Goody Business by which collections of accounts receivable relating to the Goody Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Goody Business Sale, collections of accounts receivable relating to the Goody Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Goody Business by which Newell is required to transfer collections of accounts receivable relating to the Goody Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (x) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Rawlings Business by which collections of accounts receivable relating to the Rawlings Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Rawlings Business Sale, collections of accounts receivable relating to the Rawlings Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Rawlings Business by which Newell is required to transfer collections of accounts receivable relating to the Rawlings Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (xi) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Miken Business by which collections of accounts receivable relating to the Miken Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Miken Business Sale, collections of accounts receivable relating to the Miken

Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Miken Business by which Newell is required to transfer collections of accounts receivable relating to the Miken Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), and (xii) amounts deposited in any Deposit Account in error, no funds other than the proceeds of Receivables of such Originator are deposited to any Deposit Account of such Originator.

(b)    Clause (2) of the second sentence of Section 4.1(i) of the Sale Agreement is amended and restated to read as follows:

(2) all amounts deposited into any Deposit Account to be identified as either Collections or non-Collections and all non-Collections, if any, to be identified (i) in the case of amounts owing to Newell Puerto Rico, Ltd., within four (4) days of receipt or deposit, (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which collections of accounts receivable relating to the Lehigh Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, in the case of collections of accounts receivable relating to the Lehigh Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (v) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which collections of accounts receivable relating to the Winter Sports Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Winter Sports Business Sale, in the case of collections of accounts receivable relating to the Winter Sports Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which Newell is required to transfer collections of accounts receivable relating to the Winter Sports Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (vi) for a period not to exceed twelve (12) months after the consummation of the Hearthmark Business Sale, in the case of collections of accounts receivable relating to the Hearthmark Business, within five (5) Business Days of being deposited therein, (vii) for a period not to exceed twelve (12) months after the consummation of the Triathlon Business Sale, in the case of collections of accounts receivable relating to the Triathlon Business, within five (5) Business Days of being deposited therein, (viii) for a period not to exceed eighteen (18) months after the consummation of the Consumer Storage Business Sale, in the case of collections of accounts receivable relating to the Consumer Storage Business, within five (5) Business Days of being deposited therein, (ix) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Goody Business by which collections of accounts receivable relating to the Goody Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Goody Business Sale, in the case of collections of accounts receivable relating to the Goody Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Goody Business by which Newell is required to transfer collections of accounts receivable relating to the Goody Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (x) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Rawlings Business by which collections of accounts receivable relating to the Rawlings Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Rawlings Business Sale, in the case of collections of accounts receivable relating to the Rawlings Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Rawlings Business by which Newell is required to transfer collections of accounts receivable relating to the Rawlings Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (xi) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Miken Business by which collections of accounts receivable relating to the Miken Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Miken Business Sale, in the case of collections of accounts receivable relating to the Miken Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Miken Business by which Newell is required to transfer collections of accounts receivable relating to the Miken Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein and (xii) in the case of all other amounts, within one (1) Business Day of being deposited therein.

(c)    Subsection (f) of Section 4.2 of the Sale Agreement is amended and restated to read as follows:

(f) Collections. Except for (i) amounts owing to Newell Puerto Rico, Ltd. in an amount not to exceed $2,000,000 in the aggregate in any calendar month, (ii) in each case, for a period not to exceed twenty-five (25) months (or, in the case of the Lehigh Business Sale, the Winter Sports Business Sale, the Goody Business Sale and the Rawlings Business Sale, for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of such business by which collections of accounts receivable relating to such business shall no longer be deposited therein and (y) twenty-five (25) months) after consummation of the Lehigh Business Sale, the Decor Business Sale, the Tool Business Sale, the Winter Sports Business Sale, the Goody Business Sale or the Rawlings Business Sale, as applicable, collections of accounts receivable relating to the Lehigh Business, the Decor Business, the Tool Business, the Winter Sports Business, the Goody Business, the Miken Business and the Rawlings Business, respectively, (iii) in each case, for a period not to exceed twelve (12) months after consummation of the Hearthmark Business Sale or the Triathlon Business Sale, as applicable, collections of accounts receivable relating to the Hearthmark Business and the Triathlon Business, respectively, (iv) for a period not to exceed eighteen (18) months after consummation of the Consumer Storage Business Sale, collections of accounts receivable relating to the Consumer Storage Business and (v) amounts deposited in the Collection Account in error, such Originator will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Deposit Account cash or cash proceeds other than Collections. Except as provided under Section 4.1(i) or as may be required by the Administrative Agent, such Originator will not deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections or proceeds thereof to any lock-box account or to any other account not covered by a Blocked Account Agreement.

(d)    Schedule VII to the Sale Agreement is hereby amended and restated in its entirety as set forth on Schedule VII hereto.

Section 4.    Conditions to Amendment. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a)    Jarden Receivables, each Originator, the Servicer, the Administrative Agent, the Issuing Lender and the Managing Agents party hereto shall have executed and delivered this Amendment.

(b)    The Administrative Agent shall have received a duly executed Reaffirmation, Consent and Acknowledgment of the Performance Undertaking in the form attached hereto.

(c)    The Administrative Agent shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request.

Section 5.    Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Loan Agreement and the Sale Agreement, as amended, shall remain in full force and effect. Upon the effectiveness of this Amendment, (i) Jarden Receivables and the Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement and the Sale Agreement, as applicable, to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and each reference in the Loan Agreement or the Sale Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to such agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to such agreement as amended hereby.

Section 6.    Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.    Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

JARDEN RECEIVABLES, LLC

BY:	SUNBEAM PRODUCTS, INC.
Its:	manager and sole member

By:

Name:

Title:

NEWELL BRANDS INC., as Servicer

By:

Name:

Title:

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

THE ORIGINATORS:

BRK BRANDS, INC.

CALPHALON CORPORATION

THE COLEMAN COMPANY, INC.

GOODY PRODUCTS, INC.

GRACO CHILDREN’S PRODUCTS INC.

HEARTHMARK, LLC

IGNITE USA, LLC

LIFOAM INDUSTRIES, LLC

MARMOT MOUNTAIN, LLC

MIKEN SPORTS, LLC

NEWELL BRANDS INC.

PURE FISHING, INC.

RAWLINGS SPORTING GOODS COMPANY, INC.

RUBBERMAID COMMERCIAL PRODUCTS LLC

RUBBERMAID INCORPORATED

SANFORD, L.P.

SHAKESPEARE COMPANY, LLC

SUNBEAM PRODUCTS, INC.

THE YANKEE CANDLE COMPANY, INC.

By:

Name:

Title:

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

THE UNITED STATES PLAYING CARD COMPANY, as an Originator

By:

Name:

Title:

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Managing Agent

By:

Name:

Title:

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Lender and as a Managing Agent

By:

Name:

Title:

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

ROYAL BANK OF CANADA, as a Managing Agent

By:

Name:

Title:

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Managing Agent

By:

Name:

Title:

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

SUNTRUST BANK, as a Managing Agent

By:

Name:

Title:

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF PERFORMANCE GUARANTOR

The undersigned, Newell Brands Inc., heretofore executed and delivered to the Administrative Agent a Performance Undertaking dated October 3, 2016. The undersigned hereby acknowledges and consents to the Fourth Omnibus Amendment dated as of the date hereof, and confirms that its Performance Undertaking, and all obligations of the undersigned thereunder, remains in full force and effect. The undersigned further agrees that the consent of the undersigned to any other amendment or modification to the Loan Agreement or the Sale Agreement or any of the Facility Documents referred to therein (each as existing on the date hereof) shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the administrative agent, the Issuing Lender and the Managing Agents are relying on the assurances provided herein in entering into the Amendment set forth above.

Dated As Of [                    ], 2018.

NEWELL BRANDS INC.,

By:

Name:
Title:

EXHIBIT III

DEPOSIT ACCOUNTS; DEPOSIT ACCOUNT BANKS AND LOCK-BOXES

BANK NAME	LOCK-BOX NUMBER	DEPOSIT ACCOUNT NUMBER
Bank of America	5544	5800679044
Bank of America	55441	5800679044
Bank of America	5550	5800679077
Bank of America	1489	5800923418
Bank of America	n/a	5801010603
Bank of America	416442	9429375420
Bank of America	41163	9429375420
Bank of America	405037	9429375420
Bank of America	n/a	4636054617
Bank of America	3750	9429382540
JPMorgan Chase	915170	304194425
JPMorgan Chase	915172	304194476
JPMorgan Chase	915210	304195758
JPMorgan Chase	915199	304267600
JPMorgan Chase	532446	304600296
JPMorgan Chase	88967	304600377
JPMorgan Chase	910212	304600393
JPMorgan Chase	n/a	844040147
JPMorgan Chase	24857	844014738
JPMorgan Chase	n/a	304195065
JPMorgan Chase	n/a	304657883
JPMorgan Chase	n/a	304267309
JPMorgan Chase	n/a	304962562
Northern Trust	91167	2732580
Northern Trust	n/a	2732599
PNC Bank	534697	4622569101
PNC Bank	777039	4622569101
PNC Bank	824368	4622569101
PNC Bank	862205	4622569101
PNC Bank	911535	4622569101
PNC Bank	931284	4622883053
PNC Bank	931293	4622883053
PNC Bank	538003	4622939002
PNC Bank	824377	4622939002
PNC Bank	862510	4622939002
PNC Bank	911540	4622939002
PNC Bank	911578	4622939002
PNC Bank	863062	4622975505
PNC Bank	865558	4623080471
PNC Bank	n/a	4623037465

BANK NAME	LOCK-BOX NUMBER	DEPOSIT ACCOUNT NUMBER
PNC Bank	531691	4803445351
PNC Bank	776073	4803445351
PNC Bank	826546	4803445351
Wells Fargo Bank	203088	4122052921
Wells Fargo Bank	774626	4122052921
Wells Fargo Bank	842509	4122052921
Wells Fargo Bank	n/a	4122054299
Wells Fargo Bank	823426	4121897615

III - 2

SCHEDULE VII

LOCK-BOXES AND DEPOSIT ACCOUNTS

BANK NAME	LOCK-BOX NUMBER	DEPOSIT ACCOUNT NUMBER
BANK OF AMERICA	5544	5800679044
BANK OF AMERICA	55441	5800679044
BANK OF AMERICA	5550	5800679077
BANK OF AMERICA	1489	5800923418
BANK OF AMERICA	n/a	5801010603
BANK OF AMERICA	416442	9429375420
BANK OF AMERICA	41163	9429375420
BANK OF AMERICA	405037	9429375420
BANK OF AMERICA	n/a	4636054617
BANK OF AMERICA	3750	9429382540
JPMORGAN CHASE	915170	304194425
JPMORGAN CHASE	915172	304194476
JPMORGAN CHASE	915210	304195758
JPMORGAN CHASE	915199	304267600
JPMORGAN CHASE	532446	304600296
JPMORGAN CHASE	88967	304600377
JPMORGAN CHASE	910212	304600393
JPMORGAN CHASE	n/a	844040147
JPMORGAN CHASE	24857	844014738
JPMORGAN CHASE	n/a	304195065
JPMORGAN CHASE	n/a	304657883
JPMORGAN CHASE	n/a	304267309
JPMORGAN CHASE	n/a	304962562
NORTHERN TRUST	91167	2732580
NORTHERN TRUST	n/a	2732599
PNC BANK	534697	4622569101
PNC BANK	777039	4622569101
PNC BANK	824368	4622569101
PNC BANK	862205	4622569101
PNC BANK	911535	4622569101
PNC BANK	931284	4622883053
PNC BANK	931293	4622883053
PNC BANK	538003	4622939002
PNC BANK	824377	4622939002
PNC BANK	862510	4622939002
PNC BANK	911540	4622939002

BANK NAME	LOCK-BOX NUMBER	DEPOSIT ACCOUNT NUMBER
PNC BANK	911578	4622939002
PNC BANK	863062	4622975505
PNC BANK	865558	4623080471
PNC BANK	n/a	4623037465
PNC BANK	531691	4803445351
PNC BANK	776073	4803445351
PNC BANK	826546	4803445351
WELLS FARGO BANK	203088	4122052921
WELLS FARGO BANK	774626	4122052921
WELLS FARGO BANK	842509	4122052921
WELLS FARGO BANK	n/a	4122054299
WELLS FARGO BANK	23426	4121897615

VII - 2